Finance Expense - Summary of Finance Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Analysis of income and expense [abstract]
Interest expense on lease liabilities	$ 12,657	$ 13,689	$ 14,782
Interest expense	461	552	2,169
Loss/(gain) on interest rate swaps	217	460	(171)
Debt issue cost	52	126	231
Total	$ 13,387	$ 14,827	$ 17,011